                                                                       Exhibit 2

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Fred Meyer, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 14, 1997.

                                  Yucaipa Arizona Partners, L.P.
                                  Yucaipa Smitty's Partners, L.P.
                                  Yucaipa Smitty's Partners II, L.P.
                                  Yucaipa SSV Partners, L.P.


                                  By: The Yucaipa Companies
                                  Its General Partner


                                  By:  /s/ PATRICK L. GRAHAM
                                     -------------------------------------
                                  Name:  Patrick L. Graham
                                  Title: General Partner




                                  The Yucaipa Companies


                                  By:  /s/ PATRICK L. GRAHAM
                                     -------------------------------------
                                  Name:  Patrick L. Graham
                                  Title: General Partner



                                   /s/ JEFFREY P. SMITH
                                     -------------------------------------
                                  Name: Jeffrey P. Smith



                                   /s/ FRED L. SMITH
                                     -------------------------------------
                                  Name: Fred L. Smith

                                  The Dee Glen Smith Marital Trust


                                  By:  /s/ Jeffrey P. Smith
                                     -------------------------------------
                                  Name: Jeffrey P. Smith
                                  Title: Trustee

                                  The Trust for the Children of Jeffrey P. Smith


                                  By:  /s/ Jeffrey P. Smith
                                     -------------------------------------
                                  Name: Jeffrey P. Smith
                                  Title: Trustee

                                  The Trust for the Children of Fred L. Smith


                                  By:  /s/ Fred L. Smith
                                     -------------------------------------
                                  Name: Fred L. Smith
                                  Title: Trustee